UNION and KING GEORGE                                  Exhibit 99.2
Pro Forma Condensed Balance Sheets
         (Unaudited)


                                                                                          June 30, 1996
                                                                        --------------------------------------------------
                                                                                       King    Pro Forma       Pro Forma
                                                                           Union      George   Adjustments     Combined
                                                                                       (Dollars in thousands)
 Assets
     Cash and due from banks                                             $ 15,451    $  1,585                   $  17,036
     Interest-bearing deposits in other banks                                 418           2                         420
     Federal funds sold                                                     2,808       3,785                       6,593
     Securities                                                           127,918       9,737                     137,655

     Loans, net of unearned income                                        313,490      32,837                     346,327
     Less allowance for loan  losses                                        3,953         324                       4,277
                                                                        ---------   ---------                   ---------
        Net loans                                                         309,537      32,513           -         342,050
     Premises and equpiment, net                                           11,405         615                      12,020
     Other assets                                                          14,149       1,322                      15,471
                                                                        ---------   ---------                   ---------
           Total assets                                                  $481,686    $ 49,559     $     -       $ 531,245
                                                                        ==========  =========     =========     =========
 Liabilities
     Deposits

        Non-interest-bearing demand deposits                             $ 47,459    $  5,896                   $  53,355
        Interest-bearing deposits                                         339,423      37,917                     377,340
                                                                        ---------   ---------                   ---------
           Total deposits                                                 386,882      43,813           -         430,695
     Short-term borrowings                                                 29,927           -                      29,927
     Long-term borrowings                                                  11,200           -                      11,200
     Other liabilities                                                      2,700         945                       3,645
                                                                        ---------   ---------                   ---------
           Total liabilities                                              430,709      44,758           -         475,467
                                                                        ---------   ---------                   ---------
 Stockholders' equity
     Preferred stock                                                            -           -           -               -
     Common stock, $4 par value                                            13,168           -       1,100 (1)      14,268
     Common stock, $6 par value                                                 -         300        (300)(1)           -
     Surplus                                                                  674         300        (300)(1)         674
     Retained earnings                                                     37,427        4244        (500)(1)      41,171
     Unrealized gains (losses) on securities available
        for sale, net of taxes                                               (292)        (43)          -            (335)
                                                                        ---------   ---------     ------------  ---------
           Total stockholders' equity                                      50,977       4,801           -          55,778
                                                                        ---------   ---------    -------------  ---------
           Total liabilities and stockholders' equity                    $ 481,686  $ 49,559     $     -       $ 531,245
                                                                         ========== ========     ============= ===========

---------------------------------

See Notes to Pro Forma Condensed Financial Information

                                           UNION and KING GEORGE
                                  Pro Forma Condensed Statement of Income
                                      For the Six Months June 30, 1996
                                                (Unaudited)


                                                                       King          Pro Forma
                                                                      Union          George        Combined
 Interest income:
         Interest and fees on loans                               $    14,289    $     1,541   $    15,830
         Interest on securities                                         3,753            259         4,012
         Federal funds sold                                                91             53           144
         Interest-bearing deposits in other banks                           4           --               4
                                                                   -----------   -------------  -----------
                            Total interest income                      18,137          1,853        19,990

 Interest expense:
          Interest on deposits                                          7,835            817         8,652
          Interest on other borrowings                                    867           --             867
                                                                   -----------   -------------- -----------
                            Total interest expense                      8,702            817         9,519
                                                                   -----------   --------------  ----------
                             Net interest income                        9,435          1,036        10,471

 Provision for loan losses (note 2)                                       231             90           321
                                                                   -----------  -------------    -----------
                            Net interest income after provision
                                for loan losses                         9,204            946        10,150
                                                                   -----------   ------------    -----------
 Other income:
          Service fees                                                  1,218             58         1,276
          Losses on sales of securities available for sale               (103)          --            (103)
         Nontaxable life insurance proceeds                              --              262           262
          Other operating income                                          310             28           338
                                                                   -----------   ------------    -----------

                            Total other income                          1,425            348         1,773
                                                                   -----------   ------------    -----------


 Other expenses:
          Salaries and employee benefits                                3,387            273         3,660
          Occupancy expenses                                              821             80           901
         FDIC assessments                                                   2              1             3
          Other operating expenses                                      1,960            230         2,190
                                                                   -----------   ------------    -----------

                            Total other expenses                        6,170            584         6,754
                                                                   -----------   ------------    -----------

 Income before income taxes                                             4,459            710         5,169
 Income tax expense                                                       984            132         1,116
                                                                   -----------   ------------    -----------

                            Net income                            $     3,475    $       578   $     4,053
                                                                  ===========    ===========   ===========

Per Share Data:
          Net income per share of common stock                    $      0.55    $     11.56   $      1.14
          Cash dividends per share of common stock                $      0.30    $      2.36   $      0.30
         Average common shares outstanding                          3,292,049         50,000     3,567,049


See Notes to Pro Forma Condensed Financial Information

            Union Bankshares Corporation and King George State Bank Notes to Pro Forma Interim Condensed Financial Information

                                  (Unaudited)

a) The pro forma interim information presented is not necessarily indicative of the results of operations or the financial position that would have resulted had the KGSB Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

b) It is assumed that the KGSB Merger will be accounted for on a pooling of interests accounting basis and, accordingly, the related pro forma adjustments have been calculated using the exchange ratio, whereby Union will issue 5.5 share of Union Common Stock for each share of KGSB Common Stock.

    As a result, information was appropriately adjusted for the KGSB Merger by the (I) addition of 275,000 shares of Union Common Stock amounting to $1,100,000; (ii) elimination of 50,000 shares of KGSB Common Stock amounting to $300,000; and (iii) recordation of the remaining amount of $800,000 as a decrease in capital surplus ($300,000) and retained earnings ($500,000) at June 30, 1996.

c) Per share data has been computed based on the combined historical net income applicable to common shareholders of Union and KGSB using the historical weighted average shares outstanding of Union Common Stock and the weighted average shares, adjusted to equivalent shares of Union Common Stock, of KGSB, as of the earliest period presented.